                                                                     EXHIBIT 4.2

                           THIRD AMENDED AND RESTATED
                     INVESTOR RIGHTS AGREEMENT, AS AMENDED


         This AGREEMENT is made as of this 1st day of March, 1999, by and among SILVERSTREAM SOFTWARE, INC., a Delaware corporation (the "Company"), the individuals and entities set forth in Attachment A hereto (the "Investors"), the individuals set forth in Attachment B hereto (the "Management Stockholders") and the individuals set forth in Attachment C hereto (the "Other Stockholders").

         WHEREAS, certain of the parties hereto purchased an aggregate of 3,683,050 shares (the "Series A Shares") of the Company's Series A Convertible Preferred Stock, $.001 par value per share (the "Series A Preferred Stock"), pursuant to the Series A Preferred Stock Purchase Agreement, dated as of July 9, 1996, by and among the Company and certain of the parties hereto (the "Series A Purchase Agreement");

         WHEREAS, certain of the parties hereto purchased an aggregate of 1,500,938 shares (the "Series B Shares") of the Company's Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"), pursuant to the Series B Preferred Stock Purchase Agreement, dated as of June 16, 1997, by and among the Company and certain of the parties hereto (the "Series B Purchase Agreement");

         WHEREAS, certain of the parties hereto purchased an aggregate of 1,922,588 shares (the "Series C Shares") of the Company's Series C Convertible Preferred Stock, $.001 par value per share (the "Series C Preferred Stock"), pursuant to the Series C Preferred Stock Purchase Agreement, dated as of November 6, 1997, by and among the Company and certain of the parties hereto (the "Series C Purchase Agreement");

         WHEREAS, certain of the parties hereto have agreed to purchase an aggregate of 1,313,158 shares (the "Series D Shares") of the Company's Series D Convertible Preferred Stock, $.001 par value per share (the "Series D Preferred Stock"), pursuant to the Series D Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement") by and among the Company and certain of the parties hereto;

         WHEREAS, the Company and certain of the parties hereto deem it desirable to amend and restate the Second Amended and Restated Investor Rights Agreement, originally dated as of July 9, 1996 and as amended and restated as of June 16, 1997 and as of November 6, 1997, by and among the Company and certain of the parties hereto (the "Second Amended and Restated Investor Rights Agreement"), in its entirety and to become bound by the terms of this Agreement in order to induce certain of the Investors and certain of the Other Stockholders to purchase the Series D Shares; and

         WHEREAS, the Company, the Investors, the Management Stockholders and the Other Stockholders desire to provide for (i) their continuing representation on the Board of Directors of the Company, (ii) certain arrangements with respect to the registration
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of shares of capital stock of the Company under the Securities Act, and (iii) a right of first refusal with respect to the sale of any securities of the Company;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the receipt and sufficiency of which are acknowledged, it is hereby agreed that the Second Amended and Restated Investor Rights Agreement is amended and restated in its entirety to read as follows:

ARTICLE I.  DEFINITIONS

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

             "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

             "Common Stock" means the Common Stock, $.001 par value per share, of the Company.

             "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they may, from time to time, be in effect.

             "Initial Public Offering" means the initial public offering of shares of Common Stock pursuant to a Registration Statement at a price to the public of at least $10.00 per share (adjusted for stock splits, stock dividends and similar events) resulting in gross proceeds of at least $20,000,000.

             "Management Stockholders" means the individuals set forth in Attachment B hereto, any persons or entities to whom the rights granted and obligations assumed under this Agreement are transferred by a Management Stockholder, and their successors or assigns pursuant to Section 2 of Article V below.

             "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) with respect to Section 2 of
Article III, shares of Common Stock held by the Management Stockholders, (iii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Investors pursuant to Article IV of this Agreement, and (iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (a) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (b) upon any sale in any manner to


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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a person or entity which, by virtue of Section 2 of Article V of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain
Percentage of Registrable Shares, the determination of such Percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

             "Registration Expenses" means the expenses described in Section 4 of Article III below.

             "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

             "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

             "Shares" means collectively the Series A Shares, the Series B Shares, the Series C Shares and the Series D Shares.

             "Stockholders" means the Investors and the Other Stockholders and any persons or entities to whom the rights granted under this Agreement are transferred by the Investors and the Other Stockholders, and their successors or assigns pursuant to Section 2 of Article V below.


ARTICLE II.  VOTING RIGHTS

         1. Voting of Shares. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder and Management Stockholder shall vote or cause to be voted all Voting Shares (as defined in Section 2 of Article II below) owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to elect as directors (i) the Chief Executive Officer of the Company, (ii) one representative designated by North Bridge Venture Partners, L.P. ("North Bridge"), (iii) one representative designated by Matrix Partners IV, L.P. ("Matrix"); (iv) one designee approved by North Bridge, Matrix and the holders of a majority of the then outstanding shares of Common Stock; and (v) David R. Skok. David R. Skok, for so long as he is willing to serve, shall be Chairman of the Board of Directors of the Company.

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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         2. Voting Shares. "Voting Shares" shall mean and include any and all shares of the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) which are now owned or subsequently acquired by a Stockholder or Management Stockholder, however acquired, including without limitation stock splits and stock dividends.

         3. Restrictive Legend. All certificates representing Voting Shares owned or hereafter acquired by the Stockholders and Management Stockholders or any transferee bound by this Agreement shall have affixed thereto a legend substantially in the following form:

             "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in an Investor Rights Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

         4. Transfers of Voting Rights. Any transferee to whom Voting Shares are transferred by a Stockholder or Management Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, and shall be entitled to the rights granted to the transferor under this Agreement, to the same extent as if such transferee were a Stockholder or Management Stockholder hereunder. Notwithstanding the foregoing, the rights of North Bridge, Matrix and/or David R. Skok under this
Article II shall terminate at such time as such party owns less than 25% of the aggregate number of Shares acquired by it pursuant to the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement and the Purchase Agreement.


ARTICLE III.  REGISTRATION RIGHTS

         1. Required Registrations.

             (a) At any time after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least 35% of the then outstanding Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholders having an aggregate offering price of at least $10,000,000 (based on the then current market price or fair value). If the Stockholder or Stockholders


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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initiating the registration intend(s) to distribute the Registrable Shares by means of an underwriting, such Stockholder or Stockholders shall so advise the Company in its request. In the event such registration is underwritten, the right of other Stockholders to participate in such registration shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

             (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 200,000 Registrable Shares may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the then current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

             (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have become effective and, if such method of disposition is a


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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firm commitment underwritten public offering, all such Registrable Shares have been sold pursuant thereto. There shall be no limit on the number of registrations which may be requested and obtained pursuant to paragraph (b) above. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement on Form S-1 of the Company.

             (d) If at the time of any request to register Registrable Shares pursuant to this Section 1, the Company is engaged or has plans to engage within 90 days of the time of the request in a registered public offering of securities for its own account or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

         2. Incidental Registration.

             (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders and all Management Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders, and/or a Management Stockholder or Management Stockholders, given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders, or Management Stockholder or Management Stockholders, to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders, or Management Stockholder or Management Stockholders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Stockholder or Management Stockholder.

             (b) In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any,


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the Stockholders, the Management Stockholders and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto), provided, however, that if the Registration Statement is filed by the Company upon the exercise of demand registration rights held by stockholders other than holders of Registrable Shares ("Other Holders") and does not include shares to be sold for the account of the Company, then the Other Holders shall be entitled to include all of the shares requested by them to be included in such Registration Statement before holders of Registrable Shares shall be entitled to include Registrable Shares therein. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

             (a) File with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become and remain effective;

             (b) As expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

             (c) As expeditiously as possible furnish to each selling Stockholder or Management Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder or Management Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder or Management Stockholder; and

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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             (d) As expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder or Management Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder or Management Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to the selling Stockholder or Management Stockholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders or Management Stockholders and, if requested, the selling Stockholder or Management Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses then in their possession to the Company. The Company shall promptly provide each selling Stockholder and Management Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder or Management Stockholder shall be free to resume making offers of the Registrable Shares.

         Notwithstanding the foregoing, each selling Stockholder and Management Stockholder shall cease making offers or sales pursuant to a Registration Statement during any period (not to exceed 90 days) in which the Company determines, by notice to each Selling Stockholder and Management Stockholder, that it is in possession of material non-public information.

         4. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 1 of Article III is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Article III, Section 1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Article III, Section 1, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of counsel selected by the selling Stockholder(s) to represent the selling Stockholder(s), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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expenses of selling Stockholders' and Management Stockholders' own counsel
(other than the counsel selected to represent all selling Stockholder(s)).

         5. Indemnification and Contribution.

             (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or Supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

             (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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
or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

             (c) Each party entitled to indemnification under this Article III,
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, Section 5. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

             (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Article III, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article III, Section 5 provides for indemnification in such case, or
(ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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
under this Article III, Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation

         6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Article III, Section 1, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         7. Information by Holder. Each Stockholder and Management Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder or Management Stockholder and the distribution proposed by such Stockholder or Management Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         8. "Stand-Off" Agreement. Each Stockholder and Management Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that:

             (a) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold on its behalf to the public in an underwritten offering; and

             (b) all officers and directors of the Company enter into similar agreements.


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

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
         9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding at least 66 2/3% of the Registrable Shares held by all Stockholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder
(a) to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to June 30, 2005.

         10. Rule 144 Requirements. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

             (i) Comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

             (ii) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

             (iii) Furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting Requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.


ARTICLE IV.  RIGHT OF FIRST REFUSAL

         1. Right of First Refusal

             (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with Article IV of this Agreement. The Company shall deliver to the Investors a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with the Investors (A) such portion of the Offered Securities as the aggregate number of Shares then held by the Investor bears to the total number of shares of Common Stock then outstanding (including shares of Common Stock issuable upon conversion of outstanding convertible securities without the payment of additional consideration even if such conversion has not been effected) (the "Basic Amount"), and (B) such additional portion of the Offered Securities as the Investor indicates it will purchase or acquire should other prospective investors acquire less than all of the Offered Securities not initially offered to the Investors (the "Undersubscription Amount"). Each Investor shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 30-day period.

             (b) To accept an Offer, in whole or in part, an Investor must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Investor's Basic Amount that such Investor elects to purchase and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Investor elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Investors are less than the total Offered Securities, then each Investor who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

             (c) In the event that Notices of Acceptance are not given by the Investors in respect of all the Offered Securities, the Company shall have 90 days from


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

the expiration of the period set forth in Section 1(a) of Article IV to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the "Refused Securities"), but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

             (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 1(c) of Article IV), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 1(b) of Article IV, multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 1(b) of
Article IV prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 1(a) of Article IV.

             (e) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 1(d) of Article IV if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and their respective counsel.

             (f) Any Offered Securities not acquired by the Investors or other persons in accordance with Section 1(c) of Article IV may not be issued, sold or exchanged until they are offered to the Investors under the procedures specified in this Article.

         2. Excluded Issuances. The rights of the Investors under this Article IV shall not apply to:

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

             (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

             (b) The issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

             (c) Up to 1,955,719 shares of Common Stock, or options exercisable therefor (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company;

             (d) Securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

             (e) Shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act;

             (f) Shares of Common Stock issued by the Company, with the approval of a majority of the Board of Directors, in connection with strategic alliances and similar arrangements;

             (g) Shares of Series A Preferred Stock issued by the Company pursuant to the Series A Purchase Agreement;

             (h) Shares of Series B Preferred Stock issued by the Company pursuant to the Series B Purchase Agreement;

             (i) Shares of Series C Preferred Stock issued by the Company pursuant to the Series C Purchase Agreement; or

             (j) Shares of Series D Preferred Stock issued by the Company pursuant to the Purchase Agreement.


ARTICLE V.  GENERAL

         1. Termination. Article II of this Agreement shall terminate on the closing of an Initial Public Offering. All of the Company's obligations to register Registrable Shares


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

under Article III of this Agreement shall terminate in their entirety on the tenth anniversary of the Initial Public Offering. Article IV of this Agreement shall terminate in its entirety upon the earlier of (i) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise, and (ii) the closing of an Initial Public Offering.

         2. Transfer of Rights. This Agreement, and the rights and obligations of the Investors, Stockholders and Management Stockholders hereunder, may be assigned by the Investors, Stockholders and Management Stockholders to any person or entity to which Registrable Shares are transferred by the Investors, Stockholders or Management Stockholders, and such transferee shall be deemed an "Investor," "Stockholder" or "Management Stockholder," as the case may be, for purposes of this Agreement; provided that (i) the transferee provides written notice of such assignment to the Company and (ii) no assignee shall be a customer or competitor of the Company unless the Board of Directors of the Company otherwise agrees.

         3. Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

         4. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Investors and the Stockholders shall be entitled to specific performance of the agreements and obligations of the Company and the Investors and the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

         6. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at SilverStream Software, Inc., One Burlington Woods Drive, Burlington, MA 01803, Attention: President, or at such other address or addresses as may

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

have been furnished in writing by the Company to the Investors, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: John
H. Chory, Esq.;

         If to an Investor, at his address as set forth on Attachment A, or at such other address or addresses as may have been furnished to the Company in writing by such Investor;

         If to a Management Stockholder, at his address as set forth on Attachment B, or at such other address or addresses as may have been furnished to the Company in writing by such Management Stockholder; or

         If to an Other Stockholder, at his address as set forth on Attachment C, or at such other address or addresses as may have been furnished to the Company in writing by such Other Stockholder.

         Notices provided in accordance with this Section 6 shall be deemed delivered upon personal delivery or five business days after deposit in the mail.

         7. Complete Agreement; Amendments. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. This Agreement may be amended at any time by a written instrument signed by the Company, Stockholders holding at least a majority of the Registrable Shares then held by all Stockholders and at least one of North Bridge or Matrix; provided that additional persons or entities who become "Purchasers" pursuant to
Section 2 of the Purchase Agreement may become "Other Stockholders" hereunder and shall be added to Attachment C upon their execution of a counterpart signature page hereto. No waivers of, or exceptions to, any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         8. Pronouns. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

         10. Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

         11. Confidential Information. Confidential or proprietary information disclosed by any party under this Agreement or the Purchase Agreement shall be considered confidential information (the "Confidential Information") and shall not be disclosed by the Company or any other party to this Agreement to any third party. Each party shall immediately notify the other parties of any information that comes to its attention which might indicate that there has been a loss of confidentiality with respect to the Confidential Information. In the event that the Company or any other party is requested or becomes legally compelled (by statute or regulation or by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process, including without limitation, in connection with any public or private offering of the Company's capital stock) to disclose any of the Confidential Information, such party (the "Disclosing Party") shall provide to other parties (the "Non-Disclosing Parties") with prompt written notice of the fact and shall seek (with the cooperation and reasonable efforts of the Non-Disclosing Parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Parties shall furnish only that portion of the Confidential Information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information to the extent reasonably requested by the Non-Disclosing Parties. The provisions of this Section 11 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

         12. [Intentionally Omitted]


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                           [SIGNATURE PAGES TO FOLLOW]


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.
                                       COMPANY:

                                       SILVERSTREAM SOFTWARE, INC.


                                       By:       /s/ David A. Litwack
                                          ------------------------------------
                                       Title:    President and CEO
                                          ------------------------------------
                                       INVESTORS:

                                       ESSEX PERFORMANCE FUND, L.P.


                                       By:       /s/ Joseph McNay
                                          ------------------------------------
                                                General Partner

                                       ESSEX HIGH TECHNOLOGY FUND, L.P.


                                       By:       /s/ Colin McNay
                                          ------------------------------------
                                                General Partner

                                       THE NEW DISCOVERY FUND LIMITED LTD.


                                       By:   /s/ Joseph McNay
                                          ------------------------------------
                                       Name:
                                       Title:

                                       ROBERTSON FOUNDATION


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                        ESSEX PRIVATE PLACEMENT FUND,
                                          LIMITED PARTNERSHIP


                                        By:       /s/ Colin McNay
                                          ------------------------------------
                                                 General Partner


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                      -20A-

                                    INTEL CORPORATION


                                    By:   /s/ Noel Lazo
                                          ------------------------------------
                                    Name:
                                    Title:

                                    NORTH BRIDGE VENTURE PARTNERS, L.P.

                                    By:   North Bridge Venture Management, L.P.,
                                          its General Partner


                                    By:    /s/ Richard A. D'Amore
                                          ------------------------------------
                                          General Partner

                                    MATRIX PARTNERS IV, L.P.

                                    By:   Matrix IV Management Co., L.P.,
                                          ------------------------------------
                                          its General Partner


                                    By:    /s/ Timothy Barrows
                                          ------------------------------------
                                          General Partner

                                    MATRIX IV ENTREPRENEURS  FUND, L.P.

                                    By:   Matrix IV Management Co., L.P.,
                                          its General Partner


                                    By:    /s/ Timothy Barrows
                                          ------------------------------------
                                          General Partner


                                     /s/ David R. Skok
                                    ------------------------------------------
                                    David R. Skok


                                     /s/ David A. Litwack
                                    ------------------------------------------
                                    David A. Litwack


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                         /s/ David Dewan
                                        --------------------------------------
                                        David Dewan

                                        THE LESLIE C. DEWAN TRUST - 1992


                                        By:      /s/ James R. Nichols
                                        --------------------------------------
                                              James R. Nichols
                                              Trustee

                                        THE ROBERT W. DEWAN TRUST - 1992


                                        By:      /s/ James R. Nichols
                                        --------------------------------------
                                              James R. Nichols
                                              Trustee


                                        MANAGEMENT STOCKHOLDERS:


                                         /s/ David R. Skok
                                        --------------------------------------
                                        David R. Skok


                                         /s/ David A. Litwack
                                        --------------------------------------
                                        David A. Litwack


                                        OTHER STOCKHOLDERS:

                                        JK&B CAPITAL, L.P.

                                        By:      JK&B Management, L.L.C.,
                                                 its General Partner


                                        By:
                                        --------------------------------------
                                                 Member


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                      JK&B CAPITAL II, L.P.

                                      By:      JK&B Management, L.L.C.,
                                               its General Partner


                                      By:
                                        --------------------------------------
                                               Member

                                      FAIROAKS PARTNERS II, L.P.

                                      By:      Fairoaks Asset Management, Inc.,
                                               its Administrative Agent


                                      By:       /s/ Jason L. Michel
                                        --------------------------------------
                                               General Partner

                                      WENONAH DEVELOPMENT COMPANY


                                      By:       /s/ Clifford L. Michel
                                        --------------------------------------
                                      Name:
                                      Title:

                                      NORTHEASTER INVESTMENT CO.


                                      By:      /s/ Peter E. Lacaillade
                                        --------------------------------------
                                      Name:
                                      Title:

                                      ARDENT RESEARCH PARTNERS, L.P.


                                      By:       /s/ Francis J. Saldutti
                                        --------------------------------------
                                               General Partner



              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                   DAVID A. DUFFIELD TRUST DATED
                                     JULY 14, 1988


                                   By:
                                        --------------------------------------
                                            Trustee


                                    /s/ Alan J. Bankart
                                   -------------------------------------------
                                   Alan J. Bankart


                                    /s/ Alan J. Bankart
                                   -------------------------------------------
                                   Alan J. Bankart IRA


                                    /s/ Diane K. Bankart
                                   -------------------------------------------
                                   Diane K. Bankart


                                   -------------------------------------------
                                   Margaret L. Taylor


                                   -------------------------------------------
                                   Martin J. Weber


                                    /s/ Arny Epstein
                                   -------------------------------------------
                                   Arny Epstein


                                    /s/ John Pearce
                                   -------------------------------------------
                                   John Pearce


                                    /s/ Kim Sheffield
                                   -------------------------------------------
                                   Kim Sheffield


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                      HYMAN LITWACK TRUST DATED
                                        SEPTEMBER 5, 1990


                                      By:       /s/ Hyman Litwack
                                         -------------------------------------
                                               Hyman Litwack
                                               Trustee

                                      By:       /s/ Bessie Litwack
                                         -------------------------------------
                                               Bessie Litwack
                                               Trustee


                                      BESSIE LITWACK TRUST DATED
                                        SEPTEMBER 5, 1990


                                      By:       /s/ Hyman Litwack
                                         -------------------------------------
                                               Hyman Litwack
                                               Trustee

                                      By:       /s/ Bessie Litwack
                                         -------------------------------------
                                               Bessie Litwack
                                               Trustee


                                       /s/ Brian C. Phelan  /s/ Diane S. Phelan
                                      -----------------------------------------
                                      Brian C. Phelan and Diane S. Phelan,
                                      JT TEN


                                       /s/ Peter Brumme
                                      -------------------------------------
                                      Peter Brumme


                                       /s/ Edward Clarke
                                       -------------------------------------
                                      Edward Clarke


                                      -------------------------------------
                                      Keith Daniel

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                      /s/ Ray Glassmann
                                     -------------------------------------
                                     Ray Glassmann


                                     -------------------------------------
                                     Larry Weatherford


                                      /s/ Martin Chalk
                                     -------------------------------------
                                     Martin Chalk


                                      /s/ Craig Dynes
                                     -------------------------------------
                                     Craig Dynes


                                      /s/ Ellen Freeman
                                     -------------------------------------
                                     Ellen Freeman


                                      /s/ Ben Mayberry
                                     -------------------------------------
                                     Ben Mayberry


                                     -------------------------------------
                                     Stewart Alsop


                                      /s/ Irina Shishov
                                     -------------------------------------
                                     Irina Shishov


                                      /s/ Edward W. Takacs
                                     -------------------------------------
                                     Edward W. Takacs


                                      /s/ Morton Epstein
                                     -------------------------------------
                                     Morton Epstein


                                      /s/ Alice Epstein
                                     -------------------------------------
                                     Alice Epstein



              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                         /s/ Gary Epstein
                                        -------------------------------------
                                        Gary Epstein


                                         /s/ David Readerman
                                        -------------------------------------
                                        David Readerman


                                        -------------------------------------
                                        Michel Goosens


                                        -------------------------------------
                                        Gerald Goetgeluck


                                        -------------------------------------
                                        Roman Stanek


                                        -------------------------------------
                                        Samuel Rozenberg


                                        -------------------------------------
                                        Henri Misrahi


                                        -------------------------------------
                                        Weslyeh Mohriak


                                         /s/ L. Scott Frantz
                                        -------------------------------------
                                        L. Scott Frantz


                                        DOVREGRUPPEN ASA


                                        -------------------------------------
                                        Name:
                                        Title:

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                        IFFS SUPERANNUATION FUND


                                        -------------------------------------
                                        Name:
                                        Title:

                                        NICHIMEN CORPORATION


                                        -------------------------------------
                                        Name:
                                        Title:

                                        NICHIMEN DATA SYSTEMS CORPORATION


                                        -------------------------------------
                                        Name:
                                        Title:

                                        IONA TECHNOLOGIES FINANCE


                                         /s/ Daniel Demmer
                                        -------------------------------------
                                        Name:
                                        Title:

                                        PEQUOT CAPITAL


                                        -------------------------------------
                                        Name:
                                        Title:


                                        -------------------------------------
                                        Joe McCall


                                         /s/ Jonathan Art
                                        -------------------------------------
                                        Jonathan Art

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                        /s/ Don Peterson
                                        -------------------------------------
                                        Don Peterson


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                        TECHNOLOGY VENTURES, LLC



                                        By:       /s/ Joe McCall
                                        -------------------------------------
                                            Member


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.

                                         PEQUOT PRIVATE EQUITY FUND, L.P.


                                         By:  /s/ David Malat
                                        -------------------------------------
                                         Name:
                                         Title:


                                         PEQUOT OFFSHORE PRIVATE EQUITY FUND,
                                           INC.


                                         By:  /s/ David Malat
                                        -------------------------------------
                                         Name:
                                         Title:

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           SILVERSTREAM SOFTWARE, INC.